UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 20, 2024

PVH CORP. /DE/
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Madison Avenue,	New York,	New York	10017

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	PVH	New York Stock Exchange
4.125% Senior Notes due 2029	PVH29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2024, in connection with a periodic review of corporate governance matters and the universal proxy rules adopted by the U.S. Securities and Exchange Commission (the “Universal Proxy Rules”), the Board of Directors (the “Board”) of PVH Corp. (the “Company”) amended the Company’s By-Laws, effective immediately.

The amendments, among other things: (1) make certain limited updates to the procedures and disclosure requirements for director nominations made and business proposals submitted by stockholders under the Company’s “advance notice” provisions and director nominations included in the Company’s proxy materials pursuant to the Company’s “proxy access” provisions; (2) address the adoption of the Universal Proxy Rules, including to require certification of compliance with the Universal Proxy Rules, provide that a stockholder nomination will be deemed null and void if the nominating stockholder fails to comply with the Universal Proxy Rules, and address the color of proxy cards reserved for use by the Company; (3) provide that the state courts of the State of Delaware (or if no such court has jurisdiction, then the federal court for the District of Delaware) is the exclusive forum for certain state corporate law or stockholder derivative claims, unless the Company consents in writing to the selection of an alternative forum; (4) make certain limited updates to the procedural mechanics for meetings of stockholders and specify the powers of the Board and the chair of a stockholder meeting to regulate conduct at such a meeting and to adjourn a meeting; and (5) update for various general “housekeeping” items, including to change the specified date of the annual meeting of stockholders to reflect the timing of recent annual meetings, decrease the minimum size of the Board from nine to eight directors, expressly permit the Board and its committees to convene virtually and take action by written consent, and change the percentage of directors required for a quorum at a Board meeting from one-third to a majority of the Board.

The By-Laws amendments also include other administrative, technical, clarifying and conforming changes.

The foregoing description of the Company’s By-Laws, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, as amended, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	By-Laws of PVH Corp., as amended through December 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ Mark D. Fischer
Mark D. Fischer
Executive Vice President, General Counsel and
Secretary
Date: December 20, 2024